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EXHIBIT 99.1
                                    AGREEMENT

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of Circle.Com Common Stock of Snyder Communications, Inc., and that all subsequent amendments to this statement on
Schedule 13D, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acqusition statements.

         EXECUTED as a sealed instrument this 17th day of August, 2000.

                              K Capital I, L.P.

                              By:   /s/ Thomas Knott
                                 -----------------------------------------
                                    K Capital Partners, LLC, General
                                    Partner by: Harwich Capital
                                    Partners LLC, its Managing
                                    Member, by Thomas Knott, its
                                    Managing Member

                              K Capital II, L.P.

                              By:   /s/ Thomas Knott
                                 -----------------------------------------
                                    K Capital Partners, LLC, General Partner
                                    by: Harwich Capital Partners LLC,
                                    its Managing Member, by Thomas Knott,
                                    its Manager Member

                              K Capital Offshore Master Fund (U.S. Dollar), L.P.

                              By:   /s/ Thomas Knott
                                 -----------------------------------------
                                    K Capital Partners, LLC, General Partner
                                    by: Harwich Capital Partners LLC,
                                    its Managing Member, by Thomas Knott,
                                    its Managing Member

                              K Capital Partners, LLC

                              By:   /s/ Thomas Knott
                                 -----------------------------------------
                                    Harwich Capital Partners, LLC
                                    by Thomas Knott, its Managing Member


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                              Harwich Capital Partners, LLC

                              By:   /s/ Thomas Knott
                                 -----------------------------------------
                                    Thomas Knott, its Managing Member

                              /s/ Thomas Knott
                              -----------------------------------------
                              Thomas Knott

                              /s/Abner Kurtin
                              -----------------------------------------
                              Abner Kurtin









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